Exhibit 10.1

17,620,000 Shares

SYNIVERSE HOLDINGS, INC.

Common Stock

SECOND AMENDMENT TO UNDERWRITING AGREEMENT

August 15, 2005

LEHMAN BROTHERS INC.

GOLDMAN, SACHS & CO.

BEAR, STEARNS & CO. INC.

DEUTSCHE BANK SECURITIES INC.

ROBERT W. BAIRD & CO. INCORPORATED

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

RAYMOND JAMES & ASSOCIATES, INC.,

As Representatives of the several

  Underwriters named in Schedule 1 to the Underwriting Agreement,

c/o Lehman Brothers Inc.

605 Third Avenue

New York, New York 10158

Dear Sirs:

Reference is made to that certain Underwriting Agreement, dated February 9, 2005 (as amended, the “Underwriting Agreement”), by and among Syniverse Holdings, Inc., a Delaware corporation (the “Company”), Syniverse Technologies, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Principal Subsidiary”), certain stockholders of the Company named in Schedule 2 to the Underwriting Agreement (the “Selling Stockholders”), and the several Underwriters listed in Schedule 1 to the Underwriting Agreement (the “Underwriters”), pursuant to which the Company sold an aggregate of 17,620,000 shares of the Company’s common stock, par value $0.001 per share, to the Underwriters. The Company, the Principal Subsidiary, the Selling Stockholders and the Underwriters wish to amend the Underwriting Agreement in accordance with the terms of this amendment to the Underwriting Agreement (this “Amendment”). Capitalized terms used and not defined in this Amendment shall have the respective meanings ascribed to them in the Underwriting Agreement.

In consideration for good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree that the phrase “For a period of 180 days from the date of the Prospectus” that appears at the beginning of Section 6(i) of the Underwriting Agreement shall be deleted in its entirety and replaced with the phrase “Until 11:59 p.m., Eastern Daylight Time, on October 10, 2005”.

Except as expressly modified by this Amendment, the Underwriting Agreement is unmodified and this Amendment shall not impair the full force and effect of the Underwriting Agreement.

[Signature pages follow]

If the foregoing correctly sets forth the Amendment to the Underwriting Agreement among the Company, the Principal Subsidiary, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

SYNIVERSE HOLDINGS, INC.

By:	/s/ Raymond L. Lawless

SYNIVERSE TECHNOLOGIES, INC.

By:	/s/ Raymond L. Lawless

The Selling Stockholders named in Schedule 2 to the Underwriting Agreement

By:	/s/ Robert F. Garcia
Attorney-in-Fact

Accepted:

LEHMAN BROTHERS INC.

GOLDMAN, SACHS & CO.

BEAR, STEARNS & CO. INC.

DEUTSCHE BANK SECURITIES INC.

ROBERT W. BAIRD & CO. INCORPORATED

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

RAYMOND JAMES & ASSOCIATES, INC.

For themselves and as Representatives

of the several Underwriters named

in Schedule 1 to the Underwriting Agreement

By:	LEHMAN BROTHERS INC.

By:	/s/ Joseph P. Coleman

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)